Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. '1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of wwbroadcast.net inc. (the "Company") on Form 10-QSB for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date here of (the "Report"), we, David De Witt, President and Chief Executive Officer and Marcel De Groot, Secretary and Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. '1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 14th day of August, 2002.

/s/ David De Witt David De Witt, President and Chief Executive Officer
/s/ Marcel de Groot Marcel de Groot, Secretary and Chief Financial Officer